Customer Deposits	9 Months Ended
Sep. 30, 2025
Customer Deposits
Customer Deposits

NOTE 9 – Customer Deposits

On January 21, 2025, the Company entered into a Master Services Agreement with Cudo Ventures Ltd (“Cudo), a cloud computing company. Under this agreement, the Company will provide Tier 3 data center hosting infrastructure and colocation services to Cudo. The Master Services Agreement supports a 1 MW capacity during a five year term at our Marviken data center and is accompanied by a strict service level agreement to ensure 99% up time which can be terminated early by either party if certain conditions are met. The colocation space is designated for SingularityNet’s 1st modular datacenter container from Ecoblox. The Company will also provide optional smart hands engineering support at an hourly rate of $130 per hour, with a 50% premium for evening and weekend services. In consideration of the services, the Company shall receive electricity fees passed through at a variable base cost multiplied be estimated usage plus an admin charge capped at 5%. The minimum fee increase of 3% is waived for the first 3 years and annual CPI increase is capped at 2% for the first three years and 5% for the final two years. The monthly rental payable is $75,887. On February 18, 2025, an initial payment of $303,549 was made to the Company consisting of a $227,662 deposit, which is refundable at the end of the term of the Master Services Agreement, and the first month’s rental payment of $75,887. As of September 30, 2025, the Company has not yet provided any of the service obligations under the agreement.